     As filed with the Securities and Exchange Commission on March 30, 2001
                                                      Registration No. 333-76387

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                              -------------------

                        POST-EFFECTIVE AMENDMENT NO. 1
                                      to
                                   FORM S-8
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                              -------------------

                              BAY BANCSHARES, INC.
             (Exact name of registrant as specified in its charter)

             TEXAS                                             76-0046244
  (State or other jurisdiction                              (I.R.S. Employer
of incorporation or organization)                         Identification Number)

                             1001 HIGHWAY 146 SOUTH
                              LAPORTE, TEXAS 77571
                                 (281) 471-4400
             (Address of registrant's Principal Executive Offices)

                    BAY BANCSHARES, INC. EMPLOYEE SAVINGS PLAN
                              (Full Title of Plan)

                              -------------------

                                  KIM E. LOVE
                              BAY BANCSHARES, INC.
                            1001 HIGHWAY 146 SOUTH
                             LAPORTE, TEXAS 77571
                   (Name, and address of agent for service)

                                 281-471-4400
         (Telephone number, including area code, of agent for service)

                                   COPY TO:

                              WILLIAM T. LUEDKE IV
                          BRACEWELL & PATTERSON, L.L.P.
                           SOUTH TOWER, PENNZOIL PLACE
                        711 LOUISIANA STREET, SUITE 2900
                           HOUSTON, TEXAS  77002-2781
                                 (713) 223-2900

                              -------------------


This Post-Effective Amendment No. 1 to Registration Statement on Form S-8 (Registration No. 333-76387) shall become effective in accordance with
Section 8(c) of the Securities Act of 1933.

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DEREGISTRATION OF SECURITIES

The purpose of this Post-Effective Amendment No. 1 ("Amendment") to the Registration Statement on Form S-8 (Registration No. 333-76387) of Bay Bancshares, Inc. is to deregister (i) all shares of the Registrant's common stock, $1.00 par value, and (ii) all interests in the Bay Bancshares, Inc. Employee Savings Plan, which were registered pursuant to the Registration Statement but unissued as of the date this Amendment is filed.

                                   SIGNATURES

    THE REGISTRANT. PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED, THE REGISTRANT CERTIFIES THAT IT HAS REASONABLE GROUNDS TO BELIEVE THAT IT MEETS ALL OF THE REQUIREMENTS FOR FILING ON FORM S-8 AND HAS DULY CAUSED THIS POST-EFFECTIVE AMENDMENT NO. 1 TO THE REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE CITY OF LAPORTE, STATE OF TEXAS ON THE 30TH DAY OF MARCH, 2001.

                                       BAY BANCSHARES, INC.



                                       By: /s/ Larry D. Wright
                                          -------------------------------------
                                       Larry D. Wright
                                       President and Chief Executive Officer


    PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS POST-EFFECTIVE AMENDMENT NO. 1 TO THE REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES INDICATED AND ON THE 30TH DAY OF MARCH, 2001.

             Signature                                     Title
             ---------                                     -----
/s/ Larry D. Wright                        President and Chief Executive Officer
-----------------------------------             (principal executive officer)
Larry D. Wright


/s/ Kim E. Love                                           Controller
-----------------------------------              (principal financial officer/
Kim E. Love                                      principal accounting officer)


/s/ Knox W. Askins                                         Director
-----------------------------------
Knox W. Askins


/s/ Albert D. Fields                                       Director
-----------------------------------
Albert D. Fields


/s/ Eddie V. Gray                                          Director
-----------------------------------
Eddie V. Gray


/s/ Doug Latimer                                           Director
-----------------------------------
Doug Latimer


/s/ Lester A. Marks                                        Director
-----------------------------------
Lester A. Marks


/s/ William L. H. Morgan, Jr.                              Director
-----------------------------------
William L. H. Morgan, Jr.


                                      II-1



/s/ Lindsay R. Pfeiffer                                    Director
-----------------------------------
Lindsay R. Pfeiffer


/s/ Henry C. Robson, Jr.                                   Director
-----------------------------------
Henry C. Robson, Jr.


/s/ Ruede M. Wheeler, D.D.S.                               Director
-----------------------------------
Ruede M. Wheeler, D.D.S.

                                    SIGNATURES

    THE PLAN. PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THE PLAN ADMINISTRATOR HAS DULY CAUSED THIS POST-EFFECTIVE AMENDMENT NO. 1 TO THE REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED IN THE CITY OF LAPORTE, STATE OF TEXAS ON THE 30TH DAY OF MARCH, 2001.

                                  BAY BANCSHARES, INC. EMPLOYEE SAVINGS PLAN
                                  (Plan)

                                  Bay Bancshares, Inc., as Plan Administrator


                                  By:  /s/ Larry D. Wright
                                     ---------------------------------------
                                  Name: Larry D. Wright
                                  Title: President and Chief Executive Officer